                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                         GREAT LAKES ACQUISITION CORP.

    This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Great Lakes Acquisition Corp. (the "Company") made pursuant to
the Prospectus, dated            , 1998 (the "Prospectus"), if certificates for
the outstanding 13 1/8% Senior Discount Debentures due 2009 of the Company (the
"Old Debentures") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company of
California, N.A., as exchange agent (the "Exchange Agent") prior to 5:00 P.M.,
New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Debentures pursuant to the Exchange
Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New
York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

 DELIVERY TO: State Street Bank and Trust Company of California, EXCHANGE AGENT
                    C/O STATE STREET BANK AND TRUST COMPANY

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
              BY MAIL:                       BY OVERNIGHT COURIER:

       2 International Place                 2 International Place
          Boston, MA 02110                      Boston, MA 02110

      Attention: Kellie Mullen              Attention: Kellie Mullen

              BY HAND:

       2 International Place
          Boston, MA 02110

                             FOR INFORMATION CALL:

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (617) 664-5290

                     Attention: Corporate Trust Department

                             CONFIRM BY TELEPHONE:
                                 (617) 664-5587

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Debentures set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Debentures Tendered:*

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
$
Certificate Nos. (if available):              If Old Debentures will be delivered by
                                              book-entry transfer to The Depository
                                              Trust Company, provide account number.
Total Principal Amount Represented by
  Old Debentures Certificate(s):

$                                             Account Number

________________________________________________________________________________

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS
AND ASSIGNS OF THE UNDERSIGNED.

________________________________________________________________________________

                                PLEASE SIGN HERE

X
----------------------------
------------
X
----------------------------
------------

  Signature(s) of Owner(s)              Date

  or Authorized Signatory

    Area Code and Telephone Number:
--------------

    Must be signed by the holder(s) of Old Debentures as their name(s) appear(s) on certificates for Old Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
Name(s):
Capacity:
Address(es):

                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

                Name of Firm                              Authorized Signature

                  Address                                        Title
                                              Name:
                                    Zip Code  (Please Type or Print)

Area Code and Tel. No.                        Dated:

NOTE: DO NOT SEND CERTIFICATES FOR OLD DEBENTURES WITH THIS FORM. CERTIFICATES FOR OLD DEBENTURES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.